PROJECT IMPACTS PROJECTS
(1984–PRESENT*)

$34.0B	$13.8B	$4.3B
total economic benefits	personal income including wages and benefits, with $7.0 billion for construction workers	tax revenues ($1.4 billion state/local and $2.9 billion federal)

182.2M	200.1K	118.7K
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“ By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey President, North America’s Building Trades Unions Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and Insulation	1,151	2,315,930
Boilermakers	839	1,687,960
Bricklayers (including Tile Setters)	5,903	11,875,110
Carpenters	16,409	33,066,090
Cement Masons	3,437	6,846,790
Electrical Workers	13,661	27,474,100
Elevator Constructors	578	1,160,130
Ironworkers	2,620	5,272,450
Laborers	11,652	23,429,150
Operating Engineers	3,215	6,463,770
Other	6,719	13,508,910
Painters	7,209	14,500,130
Plumbers	9,967	20,044,370
Roofers	3,009	6,053,780
Sheet Metal Workers	2,840	5,712,900
Teamsters	1,380	2,775,820
Grand Total	90,588	182,187,390

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2020. Economic . impactdataisin2019dollarsandallother figures are normally

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.